UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

CAMBREX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Letter to Customers

Dear Valued Customers,

You may already have seen the attached press release this morning confirming that Cambrex has signed a definitive agreement to be acquired by Permira, a global investment firm. We estimate that the transaction will be finalized in Q4, 2019 at which time Cambrex will become a privately held company.

The management team at Cambrex is very excited with this development. We believe it is a recognition of our strategy to become the premier CDMO in small molecules and will allow Cambrex to continue the next stage of its growth.

The recent acquisitions of Halo Pharma and Avista Pharma Solutions added drug product manufacturing and analytical services to the company’s expertise in drug substance, and allowed Cambrex to expand customer relationships over a broader range of the product lifecycle.

We believe this is another exciting step forward for Cambrex and want to assure you, our valued customers, that you remain our top priority. We believe the partnership with Permira will allow us to continue to grow and support your needs.

On behalf of the entire Cambrex team, we would like to thank you for your support and allowing us to be the experts you enjoy working with. We will continue to do all we can to exceed your expectations.

If you have any questions, please reach out to your Cambrex contacts and if you need any further support, our management team is available to assist you.

Best regards,

Steve Klosk	Shawn Cavanagh
President and CEO	Executive VP and COO

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between Cambrex and Permira, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by the fact that they use words such as “may,” “will,” “could,” “should,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “believe” or similar expressions. Any forward-looking statements contained herein are based on current plans and expectations and involve risks and uncertainties that could cause actual outcomes and results to differ materially from current expectations. These forward-looking statements are subject to risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements. Such forward-looking statements may include, but are not limited to, statements about the anticipated benefits of the merger, including future financial and operating results, expected synergies and cost savings related to the merger, the plans, objectives, expectations and intentions of Cambrex, Permira and the combined company, the expected timing of the completion of the merger, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of Cambrex or Permira, as applicable, and are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Neither Cambrex nor Permira, nor any of their respective directors, executive officers or advisors, provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger Agreement, the risk that Cambrex’s stockholders may not adopt the merger Agreement, the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated, risks that any of the closing conditions to the merger may not be satisfied or waived in a timely manner, risks related to disruption of management time from ongoing business operations due to the merger, the effect of the announcement of the merger on the ability of Cambrex to retain customers and retain and hire key personnel and maintain relationships with its suppliers and other business partners, and on their operating results and businesses generally, the risk that potential litigation in connection with the merger may affect the timing or occurrence of the merger or result in significant costs of defense, indemnification and liability and transaction costs.

The forward-looking statements are based on the beliefs and assumptions of Company management and the information available to Company management as of the date of this report. Cambrex cautions investors not to place undue reliance on expectations regarding future results, levels of activity, performance, achievements or other forward-looking statements. The information contained in this document is provided by Cambrex as of the date hereof, and, unless required by law, Cambrex does not undertake and specifically disclaims any obligation to update these forward-looking statements contained in this document as a result of new information, future events or otherwise.

Discussions of additional risks and uncertainties are and will be contained in Cambrex’s filings with the SEC, including the “Risk Factors” sections of Cambrex’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018. You can obtain copies of Cambrex’s filings with the SEC for free at the SEC’s website (www.sec.gov).

Certain Information Regarding Participants

Cambrex and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Cambrex’s directors and executive officers is available in Cambrex’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the SEC on February 13, 2019, and in its proxy statement for the 2019 Annual Meeting, which was filed with the SEC on March 12, 2019. To the extent holdings of Company securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents will be available free of charge from the sources indicated below.

Important Information and Where to Find It

In connection with the proposed transaction, Cambrex will file with the SEC a proxy statement with respect to a special meeting of Cambrex’s stockholders to approve the transaction. The definitive proxy statement will be mailed to the stockholders of Cambrex. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CAMBREX AND THE TRANSACTION.

Investors and security holders will be able to obtain these materials, when they are available, and other relevant documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement, when they become available, may be obtained free of charge by accessing Cambrex’s website at www.cambrex.com or by contacting Cambrex’s investor relations department by email at stephanie.lafiura@cambrex.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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